Exhibit 10.53

Investor Rights Agreement

This investor rights agreement (this “Agreement”) is made as of August 15, 2011, by and among Emtec, Inc., a Delaware corporation (the “Company”), and NewSpring SBIC Mezzanine Capital II, L.P., a Delaware limited partnership (the “Investor”), and such other parties who may become parties hereto pursuant to the terms hereof (collectively, the “Stockholders”).

Whereas, the Company and the Investor are entering into that certain Subordinated Loan Agreement dated as of the date hereof (as it may be amended, restated or modified from time to time, the “Loan Agreement”) by and among the Company, each of other entities set forth on Appendix I thereto and signatory thereto and investor, providing for, among other things, issuance by the Company to the Investor of a detachable warrant (the “Warrant”), exercisable in whole or in part by the Investor for a period of ten years after the date of the Loan Agreement, entitling the Investor to purchase from the Company shares of the Company's Common Stock equal to five percent of the fully diluted shares of the Company; and

Now, therefore, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree with each other as follows:

1.           Demand Registration.

(a)      At any time during which the Common Stock is publicly traded, the holders of a majority of the Registrable Securities will be entitled to request that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities (a “Demand Registration”).  The Company will use its commercially reasonable efforts to expeditiously file a registration statement covering such Registrable Securities and cause any Demand Registration to be declared effective under the Securities Act as soon as practicable after filing of such Demand Registration.

(b)      Each request for a Demand Registration (a “Registration Notice”) shall be in a writing delivered to the Company and shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering (which range may be revised from time to time by the Persons initiating such Demand Registration by written notice to the Company to that effect) and whether the Demand Registration will be underwritten.  Each request for a Demand Registration and each request for inclusion in such Demand Registration also will specify the manner of disposition of the Registrable Securities to be included therein.  Within ten business days after receipt of any such Registration Notice, the Company will give written notice of such request for registration to all other holders of Registrable Securities and, subject to Section 4(a), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

2.      Piggyback Registrations.

(a)      Right to Piggyback.  Whenever the Company proposes to register any offering of its securities under the Securities Act (whether such offering is a primary or secondary offering), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration (which shall specify the number of shares of Common Stock the Company proposes to so register) and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion in such registration within 20 days after the receipt of the Company’s notice.

(b)      Other Registrations.  If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Sections 1 or 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its Equity Securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 60 days has elapsed from the date such previous registration became effective.

(c)      Withdrawal; Termination.  The Company shall have the right to terminate or withdraw any registration statement initiated by it prior to the effectiveness of such registration statement regardless of whether any holder of Registrable Securities has elected to include such securities in the registration statement.

3.           Form S-3.

(a)      At any time the Company is eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), any holder of Registrable Securities may request the Company, in writing, to effect the registration on Form S-3 (or such successor form) of Registrable Securities having an aggregate offering price of at least $1,000,000 (based on the then-current public market price) (an “S-3 Registration”).  Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other holders of Registrable Securities.  Each such holder shall have the right by giving written notice to the Company within 20 days after such holder receives its notice, to elect to have included in such registration such of its Registrable Securities as such holder may request in such notice of election.  Thereupon, subject to Section 4(a), the Company shall use its commercially reasonable efforts to expeditiously file a Registration Statement on Form S-3 (or any successor form) covering all of the Registrable Securities which the Company has been requested to so register and to cause such registration statement to be declared effective by the Securities and Exchange Commission as soon as practicable.  Collectively, the holders of Registrable Securities shall not request, and the Company shall not be obligated to effect, more than two S-3 Registrations during any period of 360 consecutive days.  At any time the Company is eligible to file a Registration Statement on Form S-3, it shall use commercially reasonable efforts to maintain such eligibility.

4.           Underwriter Cutbacks; Restrictions on Registrations; Selection of Underwriters.

(a)        If a Demand Registration or Piggyback Registration is in part an underwritten primary registration of Common Stock on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the Company or the marketability of the offering (including with respect to price, timing or distribution ), the Company will include in such registration (i) first, the number of shares of Common Stock the Company proposes to sell in such registration; and (ii) second, the number of Registrable Securities requested to be included in such registration, pro rata among the respective holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included in such Demand Registration or Piggyback Registration by each such holder, in each case, up to the aggregate number of shares of Common Stock which in the opinion of such managing underwriters, can be sold without adversely affecting the Company or the marketability of such offering

(b)      Notwithstanding any other provision of this Agreement, the Company will not be obligated to effect any Demand Registration or S-3 Registration (A) more than one time or (B) if it delivers notice to the holders of the Registrable Securities within 30 days of any notice pursuant to Section 2(a) of its intent to file a registration statement within 90 days such registration statement is in fact filed and the Company is, in good faith, using its commercially reasonable efforts to cause such registration statement to become effective, provided, that if, in the reasonable determination of the holders of a majority of the Registrable Securities providing the notice pursuant to Section 2(a), the Company either does not (X) file such registration statement within such 90 day period or (Y) in good faith, use its commercially reasonable efforts to cause such registration statement to become effective, the Company shall be obligated to honor the notice provided pursuant to Section 2(a).

(c)      If the Company’s board of directors in good faith determines that the filing or effectiveness of a registration statement in connection with any Demand Registration or S-3 Registration would be reasonably likely (A) to materially and adversely affect any material contemplated acquisition, divestiture, registered primary offering or other action, (B) to require disclosure of facts or circumstances which disclosure would be reasonably likely to materially and adversely affect any material contemplated acquisition, divestiture, registered primary offering or other action (in the case of a primary registered offering, to include but not be limited to having had discussions with one or more potential underwriters), (C) to render the Company unable to comply with the requirements under the Securities Act or the Exchange Act, or (D) require public disclosure of material non-public information, which disclosure, in the good faith judgment of the board of directors of the Company after consultation with counsel to the Company, (1) would be required to be made in a registration statement so that such registration statement would not be materially misleading, (2) would not be required to be made at such time but for the public availability of such registration statement and (3) the Company has a bona fide business purpose for not disclosing publicly, then the Company shall provide the holders requesting the S-3 Registration a certificate of the Chief Executive Officer reciting such circumstances and thereafter may delay such registration for a period of up to 120 days so long as the Company is still pursuing the action that allowed such delay (it being agreed that the Company may not delay requested registrations pursuant to this Section 4(c) more than twice during any period of 360 consecutive days).  If the Company postpones the filing or effectiveness of a registration statement pursuant to this Section 4(c), it will promptly notify in writing the holders of Registrable Securities requesting such registration when the events or circumstances permitting such postponement have ended

(d)      If any of the Registrable Securities covered by any Demand Registration or Piggyback Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer and underwrite the offering will be selected by the Company.

5.      Holdback Agreements; Underwritten Offering.

(a)      Notwithstanding anything to the contrary contained in this Agreement, neither the Company nor any holder of Registrable Securities will effect any public sale or distribution of the Company’s Equity Securities during the seven days prior to or during the 180-day period (or 90-day period in the case of a follow-on offering) beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriter(s) managing such underwritten registration otherwise agree or the Company’s officer and directors are not similarly bound; provided, that if (i) during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the restricted period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the restricted period, the prohibition on transactions described above shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  Notwithstanding anything in this Section 5 to the contrary, no holder of Registrable Securities shall be released from the restrictions on public sale and distributions contained in this Section 5 unless all holders of Registrable Securities are so released.

(b)      No Seller may participate in any underwritten offering hereunder unless such holder (A) agrees to sell his, her or its Registrable Securities on the basis provided in any underwriting arrangements or agreements approved by the persons who have selected the underwriter and (B) accurately completes, in a timely manner, and executes all questionnaires, powers of attorney, escrow agreements, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements; provided, however, that no Seller will be required to provide representations and warranties or indemnities or otherwise become subject to liabilities or obligations in any such underwriting agreement that are not customary for investors of its type in such transaction.

6.      Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a)      prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective;

(b)      notify each holder of Registrable Securities included in such registration of the effectiveness of such registration statement and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and to comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by such registration statement;

(c)      furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), exhibits, and such other documents as such seller and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the procedures described therein;

(d)      use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller and underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)      notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements in such prospectus not misleading and, at the request of any such seller, promptly prepare and file a supplement or amendment to such prospectus and/or registration statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements in such prospectus not misleading;

(f)      use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed or quoted on a nationally recognized “over-the-counter” quotation system or any other securities exchange on which any Common Stock is listed;

(g)      provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the first registration statement relating to Registrable Securities;

(h)      enter into such customary agreements (including underwriting agreements in customary form) the underwriters, if any, or the holders of a majority of the Registrable Securities, if no underwriter, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities requested to be included in such offering (including effecting a stock split or a combination of shares);

(i)      otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the applicable registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(j)      in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its commercially reasonable efforts to obtain promptly the withdrawal of such order;

(k)      if requested by the underwriters, use its commercially reasonable efforts to cause its management to participate fully in the sale process relating to such offering, including the preparation of the applicable registration statement and the preparation and presentation of any “road shows,” whether domestic or international;

(l)      furnish to the underwriters, if any, to the extent requested by such underwriters:

(i)           an opinion of counsel for the Company (in customary form); and

(ii)           a “comfort” letter and an accountants’ letter (each in customary form);

(m)          notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and (if requested) confirm such advice in writing promptly thereafter:

(i)           when the registration statement, the prospectus or any prospectus supplement related to such registration statement or any post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment to such registration statement, when the same has become effective;

(ii)           of any request by the Securities and Exchange Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

(iii)           of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

(iv)           of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(n)      at least five business days before filing a registration statement or prospectus and as promptly as practicable prior to filing any amendments or supplements thereto, furnish to legal counsel representing the holders of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed;

(o)      make available, upon reasonable notice, at reasonable times and for responsible periods, for inspection by a representative selected by the holders of a majority of the Registrable Securities to be included in such offering, any underwriter participating in any disposition pursuant to such registration and any attorney or accountant retained by such selling holder or underwriter (each, an “Inspector”) or any seller of Registrable Securities, all pertinent financial and other records, pertinent corporate documents and properties of the Company (the “Records”), and cause the Company’s officers, directors and employees to supply, all information reasonably requested by any such Inspector to enable such Inspector to satisfy its due diligence responsibility (subject to entry by each party referred to in this Section 6(o) into customary confidentiality agreements in a form reasonably acceptable to the Company); provided, that the Company will not be required to comply with this Section 6(o) if there is a reasonable likelihood, in the judgment of the Company exercised in good faith, that such delivery could result in the loss of any evidentiary privilege related thereto; and provided, further, that Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential will not be disclosed by the Inspectors (other than to any holder of Registrable Securities participating in such offering) unless (x) such Records have become generally available to the public or (y) the disclosure of such Records is necessary (A) to comply with any law, rule, regulation or order applicable to any such Inspector or holder of Registrable Securities, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspector or any holder of Registrable Securities is a party (provided, that the Company is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records);and

(p)      use its commercially reasonable efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of such registration.

Any holder of Registrable Securities requested to be included in such offering may withdraw any or all of such Registrable Securities from such offering by written notice to the Company and the underwriter delivered no later than ten (10) business days prior to the effective date of the registration statement, after which such holder’s commitment shall become irrevocable (whereupon such withdrawn Registrable Securities will no longer be considered to have been requested to be included in such offering).  No such withdrawal will adversely affect the rights of any holder of Registrable Securities requested to be included in such offering; provided, that, notwithstanding the foregoing, such holder of Registrable Securities shall not again be permitted to demand registration pursuant to Section 1 for a period of 180 days following such withdrawal.

Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(e), such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the supplemented or amended prospectus contemplated by Section 6(e), and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of the Company’s notice.  In the event the Company shall give any such notice, the period mentioned in Section 6(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(e) and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6(e).

7.      Registration Expenses.

(a)      All expenses incidental to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, expenses related to the preparation of, and participation in, “road shows” or other investor presentations in connection with the securities being offered in the registration, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting or placement discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne by the Company; provided that in the case of a Demand Registration, if the Company’s Market Capitalization is less than $50,000,000 at the time a Registration Notice is delivered to the Company, then the holders of Registrable Securities to be offered by such Demand Registration shall pay all Registration Expenses associated with such Demand Registration (or shall reimburse the Company for any such Registration Expenses already paid by the Company).  For the purpose of this Section 7,  the term “Market Capitalization” means an amount determined by multiplying the number of shares of all of the Company’s common stock outstanding on the applicable date, including, but not limited to, all shares issued to or for the benefit of any affiliate, officer, director, employee of the Company and each of their respective family members and controlled entities, by the then current market price of the Company’s common stock as quoted on the Over-The-Counter Bulletin Board market or such other national securities exchange on which the Company’s common stock is then traded.

(b)      The Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties, but not including such expenses included in the definition of Registration Expenses), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on a quotation system.

8.      Indemnification.

(a)      The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, such holder’s officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, reasonable attorney’s fees and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment of such registration statement or supplement to such registration statement or any omission or alleged omission of a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use in such registration statement or by such holder’s failure to deliver to the purchaser a copy of the related registration statement or prospectus or any amendments or supplements to such registration statement after the Company has furnished such holder with copies of the same, in each case to the extent that such document was required to be delivered.

(b)      In connection with any registration in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any related registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in any such registration statement, prospectus or preliminary prospectus or any amendment of such registration statement or supplement to such registration statement or any omission or alleged omission of a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information or affidavit so furnished in writing by such holder or on such holder’s behalf, in such holder’s capacity as a holder of Registrable Securities and not in such holder’s capacity as a director or officer of the Company, if applicable, expressly for use therein; provided, that the obligation to indemnify will be individual, not joint and several, for each holder and will be limited to the amount of proceeds received by such holder from the sale of Registrable Securities pursuant to the registration statement, prospectus or amendment upon which the claim for indemnification is based.

(c)      Any Person entitled to indemnification under this Section 8 will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice will not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the reasonable fees and expenses of more than one law firm for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)      The indemnification provided for under this Agreement will survive the transfer of securities and the termination of this Agreement.  No indemnifying party, in the defense of any such claim or litigation, will, except with the consent of any indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term of such settlement a requirement that the claimant or plaintiff give to such indemnified party a release from all liability in respect to such claim or litigation, and the indemnification agreement contained in this Section 8 shall not apply to any amounts paid in any such settlement if such settlement is effected without the written consent of the indemnified party.

(e)      If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to in this Agreement, each indemnifying party, in lieu of indemnifying such indemnified party thereunder, will, to the extent permitted by applicable law, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the omissions or violations (or alleged omissions or violations) which resulted in such loss, claim, damage or liability.  The relative fault of the indemnifying party and of the indemnified party will be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event will any contribution by a holder hereunder exceed the proceeds from the offering received by such holder.  The Company and each holder of Registrable Securities agrees that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by any method of allocation which does not take into account the equitable considerations referred to in this Section 8(e).  No Person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9.      Rule 144; Rule 144A.

(a)      At all times during with the Company has securities registered under  Section 12 of the Exchange Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder to enable the holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or (b) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.  Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

(b)      The Company represents and warrants that the Registrable Securities are not, and are not of the same class as any other securities, listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system.  For so long as the representations and warranties contained in the immediately preceding sentence remain accurate and any shares of Registrable Securities are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it will, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any holder of Registrable Securities in connection with the sale of such holder’s Registrable Securities and any prospective purchaser of Registrable Securities from such, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

10.      Termination of Registration Rights.  Subject to Section 6(d), this Agreement and the rights and obligations set forth in Section 1 through 9 above shall terminate upon the earlier to occur of (a) the written agreement of the Company and the holders holding at least a majority of the Registrable Securities then outstanding; or (b) such date that all shares of Registrable Securities are sold pursuant to Rule 144.

11.      Co-Sale Rights.

(a)      Prior to any proposed sale of any shares of Common Stock (or securities convertible, exchangeable or exercisable into Common Stock) (a “Transfer”) by DARR Westwood LLC, a Delaware limited liability company (the “Controlling Stockholder”), or any of its Affiliates, including Dinesh R. Desai, the Controlling Stockholder shall give notice (the “Transfer Notice”) to the Company and the Investor in accordance with Section 14 hereof, setting forth (i) the number and class of equity securities proposed to be Transferred by the Controlling Stockholder or such Affiliate (the “Offered Securities”), (ii) the anticipated date of the proposed Transfer and the names and addresses of the proposed transferees (each a “Prospective Transferee”), and (iii) the material terms of the proposed Transfer, including the cash and/or other consideration to be received in respect of such proposed Transfer.

(b)      Upon receipt of a Transfer Notice, Investor may elect to participate in the proposed Transfer by delivering written notice (the “Co-Sale Notice”) to the Controlling Stockholder within 20 days after delivery of such Transfer Notice.  The Co-Sale Notice shall state the number of shares of Common Stock (or securities convertible, exchangeable or exercisable into Common Stock) that the Investor proposes to include in the proposed sale.  If Investor delivers a Co-Sale Notice, it shall be obligated to sell that number of shares of Common Stock (or securities convertible, exchangeable or exercisable into Common Stock) specified in the Co-Sale Notice upon the same terms as specified in the Transfer Notice.  If no Co-Sale Notice is received during the 20-day period referred to above, the Controlling Stockholder or the Controlling Stockholder’s Affiliate, as the case may be, shall have the right to effect the proposed sale of shares of Common Stock (or securities convertible, exchangeable or exercisable into Common Stock) on terms and conditions no more favorable to the Controlling Stockholder or such Affiliate than those stated in the Transfer Notice.  The Investor and Controlling Stockholder or the Controlling Stockholder’s Affiliate, as the case may be, will be entitled to sell in the proposed Transfer their respective pro rata share of the shares of Common Stock (or securities convertible, exchangeable or exercisable into Common Stock) the Prospective Transferee elects to purchase from the Investor and the Controlling Stockholder or such Affiliate, based on the aggregate number of shares of Common Stock held by all of them (assuming for this purpose the conversion, exchange or exercise of all securities held by them that are convertible, exchangeable or exercisable into shares of Common Stock).  The Controlling Stockholder or its Affiliate, as applicable, shall use its reasonable best efforts to obtain the agreement of the Prospective Transferee(s) to the participation of Investor in any proposed Transfer and shall not Transfer any shares of Common Stock to such Prospective Transferee(s) unless such Prospective Transferee(s) allows the participation of the Investor on the terms specified herein.

(c)      Notwithstanding anything to the contrary contained herein, this Section 11 shall not apply to any Transfers (i) that may be deemed to have occurred by virtue of any “cashless exercise” provision or similar conversion, exchange or exercise provision of any securities held by the Controlling Stockholder or its Affiliates that are convertible, exchangeable or exercisable into shares of Common Stock; or (ii) to any Permitted Transferee so long as such Permitted Transferee agrees in writing to the restrictions and obligations of this Section 11 as if it were the Controlling Stockholder.

(d)      In the event Controlling Stockholder or its Affiliates desires to sell, divest, hypothecate or otherwise transfer any entity considered to be an Affiliate of the Controlling Stockholder or such Affiliate, that holds shares of Common Stock or securities convertible, exchangeable or exercisable into shares of Common Stock (an “Affiliate Sale”), the Controlling Stockholder shall, as a condition of such Affiliate Sale, require that the acquirer in such Affiliate Sale agree to the restrictions and obligations of this Section 11 as if it were the Controlling Stockholder.

(e)      The co-sale rights and obligations set forth in this Section 9 shall terminate at such time that (i) the Company Liabilities (as defined in the Loan Agreement) have been irrevocably paid in full and discharged; and (ii) the Investor holds less than two percent of the of the outstanding Equity Securities of the Company.

12.      Information and Board Observer Rights.  For so long as (a) this Agreement is in effect, (b) the Company Liabilities have not been irrevocably paid in full and discharged, and (c) the Investor holds Registrable Securities representing at least two percent of the outstanding Equity Securities of the Company, subject to the limitations set forth in Section 8.1 and 8.2 of the Loan Agreement, Investor shall continue to enjoy, and the Company shall be obligated with respect to, the rights in respect of the Company’s board of directors and rights to receive certain information set forth in Sections 8.1 and 8.2, respectively, of the Loan Agreement.  To the extent necessary to enforce such rights, Sections 8.1 and 8.2 of the Loan Agreement shall be incorporated herein by reference.

13.      Certain Definitions.

“Affiliate” means (i), with respect to any Person, any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation any general partner, officer or director of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person; and (ii) any Permitted Transferees.

“Common Stock” means the Common Stock of the Company, par value $0.01 per share.

“Equity Securities” of any Person means (i) any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or securities in or of such Person (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right) and (ii) any option, warrant, security or other right (including debt securities) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any stock, interest, participation or security described in clause (i) above.

“Permitted Transferee” means (i) Dinesh R. Desai or the managing member of the Controlling Stockholder, and any corporation, partnership or other entity that is an Affiliate of any of the foregoing persons in this clause (i) (collectively, “Controlling Stockholder Affiliates”), (ii) any present or former managing director, director, trustee or other fiduciary, general partner, limited partner, member, officer or employee of the Controlling Stockholder or any Controlling Stockholder Affiliate, or any spouse or lineal descendant (natural or adopted), sibling or parent of any of the foregoing persons in this clause (ii), any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (ii), or any personal representative upon the death, disability or incompetency of any of the foregoing persons described in this clause (ii) for the purpose of the protection and management of the assets of such person (collectively, “Controlling Stockholder Associates”), and (iii) any trust, the beneficiaries of which, or any charitable trust, the grantor of which, or any corporation, limited liability company, partnership or other business entity, the stockholders, members or general and limited partners of which, include only the Controlling Stockholder, Controlling Stockholder Affiliates, or Controlling Stockholder Associates.

“Person” means an individual, corporation, partnership, joint venture, association, trust, or other entity or organization.

“Registrable Securities” means irrespective of which Person actually holds such securities, (i) any shares of Common Stock now owned or hereafter acquired by a Stockholder (including Common Stock obtained upon the conversion of any hereafter issued class of preferred stock), and (ii) any shares of Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a distribution, stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.  As to any particular Registrable Securities, such Registrable Securities will cease to be Registrable Securities for all purposes when (A) they have been distributed to the public pursuant to an offering registered under the Securities Act, (B) sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force), (C) they are otherwise transferred and may be resold without subsequent registration under the Securities Act, or (D) they have ceased to be outstanding.  For the purpose of determining whether a Person holds Registrable Securities at any given time, any securities held by such Person that may be converted, exchanged or exercised into Registrable Securities shall be considered to be Registrable Securities held by such Person.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

14.      Miscellaneous.

(a)      No Inconsistent Agreements.  The Company will not after the execution of this Agreement enter into any agreement with respect to its Equity Securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

(b)      Adjustments Affecting Registrable Securities.  The Company will not take any action, or permit any change to occur, with respect to its Equity Securities which violates or subordinates the rights expressly granted to the Investor with respect to the Registrable Securities.

(c)      Remedies.  Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d)      Amendments and Waivers.  Except as otherwise provided in this Agreement, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Stockholders holding at least a majority of the Registrable Securities; provided, that no such amendment or waiver will adversely affect the rights hereunder of any party hereto when compared with its effect on the other similarly-situated parties to this Agreement without the prior written approval of a majority-in-interest of such adversely affected parties.

(e)      Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties to this Agreement will bind and inure to the benefit of the respective successors and assigns of the parties to this Agreement whether so expressed or not.  The rights of the Investor under this Agreement with respect to any Registrable Securities may be transferred and assigned, provided that no such assignment shall be binding upon or obligate the Company to any such assignee unless and until (i) the Company shall have received notice of such assignment and a written agreement of the assignee to be bound by the provisions of this Agreement and (ii) such assignee acquires Registrable Securities representing a minimum of two percent (2%) of the Company’s outstanding Equity Securities.

(f)      Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g)      Counterparts.  This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

(h)      Descriptive Headings; Interpretation; No Strict Construction.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.  Whenever required by the context, any pronoun used in this Agreement will include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs will include the plural and vice versa.  Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms of such agreement, document or instrument, and if applicable, of this Agreement.  The use of the words “include” or “including” in this Agreement will be by way of example rather than by limitation.  The use of the words “or,” “either” or “any” will not be exclusive.  The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  The parties agree that prior drafts of this Agreement will be deemed not to provide any evidence as to the meaning of any provision of this Agreement or the intent of the parties hereto with respect to this Agreement.

(i)      GOVERNING LAW.  ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY EXHIBITS AND SCHEDULES TO THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF PENNSYLVANIA.

(j)                Notices.  All communications or notices required or permitted by this Agreement will be in writing and will be deemed to have been given (a) on the date of personal delivery to the recipient or an officer of the recipient, or (b) when sent by facsimile machine to the number shown below on the date of such confirmed facsimile transmission (provided, that a confirming copy is sent via overnight mail), or (c) when properly deposited for delivery by a nationally recognized commercial overnight delivery service, prepaid, or three business days after deposit in the United States mail, certified or registered mail, postage prepaid, return receipt requested in each case, addressed as follows:

If to the Company, to:

Emtec, Inc.
100 Matsonford Road
Two Radnor Corporate Center
Suite 420
Radnor, PA 19087
Fax:  (484) 654-2539
Attention:  Gregory Chandler

with copies (which will not constitute notice to the Company) to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104-2808
Fax: (215) 994-2222
Attention:  Stephen M. Leitzell, Esquire

with copies (which shall not constitute notice to the Stockholders) to:

if to the Investor:

to the address specified for
such Investor
in the books and records of the Company

Pepper Hamilton LLP
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312
Fax:  (610) 640-7835
Attention:  Christopher S. Miller, Esquire

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(k)      Waiver of Jury Trial.  THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

(l)      Consent to Jurisdiction.  ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA OR ANY STATE COURT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY SUCH COURT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT.  IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

(m)       Service of Process.  EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL OR SERVED IN THE MANNER PROVIDED FOR COMMUNICATIONS IN THIS AGREEMENT SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.  RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

(n)       Other Forums.  NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER ANY OTHER PARTY HERETO IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

(o)      Entire Agreement.  Except as otherwise expressly set forth in this Agreement, this Agreement and the other agreements referred to in this Agreement embody the complete agreement and understanding among the parties to this Agreement with respect to the subject matter of this Agreement and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter of this Agreement in any way.

[The remainder of this page intentionally left blank.]

The parties hereto have executed this Investor Rights Agreement as of the date first above written.

Emtec, Inc.

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

NewSpring SBIC Mezzanine Capital II, L.P.

By: NSM SBIC II GP, L.P., its General Partner

By: NSM SBIC II GP, LLC, its General Partner

By:
Name: Steven D. Hobman
Title: President

[Signature Page to Investor Rights Agreement]

Solely for the purpose of agreeing to the applicable provisions of Section 11 hereof:
DARR Westwood LLC

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

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